UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2019 (February 28, 2019)
____________________

CONCRETE PUMPING HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

____________________

Delaware	001-38166	83-1779605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6461 Downing Street

Denver, Colorado 80229

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 289-7497

N/A
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.             Change in the Registrant’s Certifying Accountant.

(a)	Dismissal of independent registered public accounting firm

Effective February 28, 2019, the Audit Committee of the Board of Directors of Concrete Pumping Holdings, Inc. (the “Company”) approved the dismissal of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm. The reports of Withum on the Company’s financial statements as of and for the period from April 7, 2017 (date of inception) through December 31, 2017 and the period from January 1, 2018 through December 5, 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from April 7, 2017 (date of inception) through December 31, 2017 and the period from January 1, 2018 through December 5, 2018 and the subsequent interim period through February 28, 2019, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such years.

During the period from April 7, 2017 (date of inception) through December 31, 2017 and the period from January 1, 2018 through December 5, 2018 and the subsequent interim period through February 28, 2019, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Company provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated February 28, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of new independent registered public accounting firm

Effective February 28, 2019, the Company engaged BDO USA LLP (“BDO”) as its independent registered public accounting firm for the fiscal year ending October 31, 2019, upon the completion of the independence review of BDO. During the period from April 7, 2017 (date of inception) through December 31, 2017 and the period from January 1, 2018 through December 5, 2018 and the subsequent interim period through February 28, 2019, neither the Company, nor anyone on the Company’s behalf, consulted with BDO regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act. The engagement of BDO has been approved by the Audit Committee of the Company’s Board of Directors.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
16.1	Letter from WithumSmith+Brown, PC to the SEC, dated March 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2019

CONCRETE PUMPING HOLDINGS, INC.

By:	/s/ Iain Humphries
Name: Iain Humphries
Title: Chief Financial Officer and Secretary